UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 22, 2006

EDUCATION MANAGEMENT LLC

(Exact name of registrant as specified in its charter)

Delaware	333-137605	20-4506022
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Sixth Avenue Pittsburgh, Pennsylvania	15222
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (412) 562-0900

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 22, 2006, Education Management LLC (the “Company”) amended and restated the Education Management LLC Retirement Plan (the “Plan”). The amendment and restatement of the Plan is effective as of January 1, 2006. Among other things, the Plan was amended and restated to reflect recent changes in applicable laws, revise the procedure pursuant to which participants in the Plan make claims against the Plan, add the Company as the sponsor of the Plan, and eliminate common stock of Education Management Corporation, parent of the Company, as a fund option for participants. A copy of the Plan is attached as Exhibit 10.01.

Item 9.01 Financial Statements and Exhibits

a) Not Applicable

b) Not Applicable

c) Exhibits. The following exhibit is included with this report:

Exhibit No.	Description
10.01	Education Management LLC Retirement Plan, as amended and restated as of January 1, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 29, 2006	EDUCATION MANAGEMENT LLC

	By:	/s/ J. Devitt Kramer
J. Devitt Kramer
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
10.01	Education Management LLC Retirement Plan, as amended and restated as of January 1, 2006.